SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               Form 8-K


                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 30, 1997


                      SOURCE CAPITAL CORPORATION
--------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


  Washington                 0-12199                   91-0853890
--------------------------------------------------------------------
(State or other            (Commission -             (IRS Employer
jurisdiction of            File Number)              Identification
incorporation)                                       Number)

             1825 North Hutchinson Rd., Spokane, WA 99212
--------------------------------------------------------------------
               (Address of principal executive offices)



Registrant's telephone number, including area code:  (509) 928-0908


--------------------------------------------------------------------
    (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         N/A

ITEM 5.  OTHER EVENTS

        (A)  Annual Stockholders' Meeting:

             At the annual stockholders' meeting of Source Capital Corporation, held on April 30, 1997:

               Proposal (1) election of directors, Class III directors Clarence H. Barnes, Robert E. Lee and D. Michael Jones were reelected to the Board for a term which expires at the annual meeting of shareholders in 2000. Mr. Maynard Cary, who was a Class III Director, retired from the Board and did not stand for reelection.

               Proposal (2) ratification of auditors passed, ratifying Coopers & Lybrand L.L.P. as the Company's auditors for 1997.

        (B)  Election of Officers:

               At the annual meeting of the Board of Directors held on April 30, 1997, Alvin J. Wolff, Jr. was elected Chairman of the Board, D. Michael Jones was elected President and CEO, James L. Kirschbaum was elected Executive Vice President, Lester L. Clark was elected Vice President, Secretary, Treasurer and Chief Financial Officer and Clarence H. Barnes was elected Vice Chairman of the Board.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (a)  financial statements

              N/A

         (b)  pro forma financial information

              N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto daily authorized.


SOURCE CAPITAL CORPORATION
(Registrant)


By:     /s/Lester L. Clark
        --------------------------------------
Title:  Vice President, Secretary/Treasurer

Date:   May 21, 1997